UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report: November 30, 2016
(Date of earliest event reported)

Royale Energy, Inc.
(Exact name of registrant as specified in its charter)

California	0-22750	33-02224120
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1870 Cordell Court, Suite 210
El Cajon, California 92020
(Address of principal executive offices) (Zip Code)

(619) 383-6600
 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                      Entry into a Material Definitive Agreement.

Merger Agreement

On November 30, 2016, Royale Energy, Inc., a California corporation (“Royale”),  Royale Energy Holdings, Inc., a Delaware corporation (“Parent”), Royale Merger Sub, Inc., a California corporation and wholly-owned subsidiary of Parent (“Royale Merger Sub”), Matrix Merger Sub, Inc., a California corporation and wholly-owned subsidiary of Parent (“Matrix Merger Sub”), and Matrix Oil Management Corporation, a California corporation (“Matrix”), entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) pursuant to which, among other things, (i) Royale Merger Sub will, subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, merge with and into Royale (the “Royale Merger”) with Royale as the surviving corporation and a wholly-owned subsidiary of Parent; and simultaneously, (ii) Matrix Merger Sub will, subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, merge with and into Matrix (the “Matrix Merger”) with Matrix as the surviving corporation and a wholly-owned subsidiary of Parent (collectively, the Royale Merger and Matrix Merger are referred to hereinafter as the “Mergers”). The Mergers are intended to qualify for federal income tax purposes as a tax-free reorganization under the provisions of Section 351 of the Internal Revenue Code of 1986, as amended.  As part of the Mergers, Parent’s name will be change to “Royale Energy, Inc.” and Royale’s name will be changed to “Royale Energy Funds, Inc.”

Upon consummation of the Royale Merger and subject to the terms and conditions of the Merger Agreement, the issued and outstanding shares of Royale’s common stock, no par value (the (“Royale Common Stock”), will each be converted into one (1) share of common stock, $0.001 par value per share, of Parent (“Parent Common Stock”) (the “Royale Merger Consideration”), and as a result, the shareholders of Royale will hold common stock in a Delaware corporation and will no longer hold common stock in a California corporation.  For purposes of the Merger Agreement, the aggregate amount of issued and outstanding shares of Royale Common Stock subject to conversion in the Royale Merger, together with all Royale Common Stock issuable pursuant to any benefit plan, compensation agreement, or any other obligation to issue Royale Common Stock including convertible indebtedness, but excluding the amount of Royale Common Stock issuable upon exercise of certain outstanding warrants to acquire up to 2,355,198 shares of Royale Common Stock and certain outstanding options to acquire 100,000 shares of Royale Common Stock, is referred to as the “Aggregate Royale Number,” as more fully described in the Merger Agreement.

As a result of the Royale Merger, each option and warrant to purchase shares of Royale Common Stock outstanding immediately prior to the effective time of the Royale Merger shall be converted into the right thereafter to receive, upon exercise of such option or warrant, the amount of shares of Parent Common Stock to which the holder of each such option or warrant would have been entitled if, immediately prior to the Royale Merger, the holder had held the number of shares of Royale Common Stock obtainable upon the exercise of each such option or warrant.

Upon consummation of the Matrix Merger and subject to the terms and conditions of the Merger Agreement, the issued and outstanding shares of Matrix’s common stock, no par value (the “Matrix Common Stock”), will each be converted into the number of shares of Parent Common Stock equal to the quotient of (a) the product of the Aggregate Royale Number multiplied by 0.008671, divided by (b) the Aggregate Matrix Number (the “Matrix Merger Consideration”).  For purposes of the Merger Agreement, the aggregate amount of issued and outstanding shares of Matrix Common Stock subject to conversion in the Matrix Merger, together with all shares issuable pursuant to any benefit plan, compensation agreement, or any other obligation to issue Matrix Common Stock including convertible indebtedness, options or warrants, is referred to as the “Aggregate Matrix Number,” as more fully described in the Merger Agreement.

Additionally, in connection with the Mergers and at the closing of the Mergers:

A.
All the limited partnership interest of Matrix Investments L.P., a California limited partnership, Matrix Las Cienegas Limited Partnership, a California limited partnership, and Matrix Permian Investments, LP, a Texas limited partnership (collectively, the “Matrix LPs”), will be, pursuant to the terms and conditions of certain exchange agreements (collectively, the “Matrix LP Exchange Agreements”) that are attached as exhibits to the Merger Agreement, assigned to Parent in exchange for Parent Common Stock (the “LP Exchanges”).  In the LP Exchanges, the holders of the limited partnership interests (each, a “Matrix LP Holder” and collectively, the “Matrix LP Holders”) in the Matrix LPs will receive, in the aggregate, a number of shares of Parent Common Stock equal to the product of the Aggregate Royale Number multiplied by 0.991314 (the “Matrix LP Exchange Consideration”).

B.
All the outstanding capital stock of Matrix Oil Corporation, a California corporation (the “Matrix Operator”), will be, pursuant to the terms of an exchange agreement (the “Matrix Operator Exchange Agreement”) that is attached as an exhibit to the Merger Agreement, assigned to Parent in exchange for Parent Common Stock (the “Matrix Operator Exchange”).  In the Matrix Operator Exchange, the holders of the capital stock of Matrix Operator (each, a “Matrix Operator Holder” and collectively, the “Matrix Operator Holders”) will receive, in the aggregate, a number of shares of Parent Common Stock equal to the product of the Aggregate Royale Number multiplied by 0.000015 (the “Matrix Operator Exchange Consideration”).

C.
Approximately $20,124,000 in the aggregate principal amount of subordinated promissory notes (“Matrix Debt”) issued by Matrix, the Matrix LPs and Matrix Operator will be exchanged (the “Debt Exchange”) for shares of the Parent’s newly created Series B 3.5% Convertible Preferred Stock (“Series B Preferred Stock”).  Pursuant to the terms and conditions set forth in the debt exchange agreement between the holders of Matrix Debt (the “Matrix Debt Holders”) and Parent (the “Debt Exchange Agreement” and, together with the Matrix LP Exchange Agreements and the Matrix Operator Exchange Agreement, the “Exchange Agreements”) that is attached as an exhibit to the Merger Agreement, each $10.00 principal amount of Matrix Debt outstanding immediately prior to consummation of the Mergers shall be exchanged for one (1) validly issued, fully paid and nonassessable share of Series B Preferred Stock (the “Debt Exchange Consideration”). The Series B Preferred Stock, subject to the terms and conditions of the certificate of designation to be filed with the Delaware Secretary of State, will carry a liquidation preference of approximately $20,124,000, and each share of Series B Preferred Stock will be convertible into approximately ten (10) shares of Parent Common Stock.

Ultimately, it is the intent of both Royale and Matrix, upon the closing of the Mergers, the LP Exchanges, the Matrix Operator Exchange, and the Debt Exchange that (i) fifty percent (50%) of Parent Common Stock will be delivered as Royale Merger Consideration; (ii) fifty percent (50%) of Parent Common Stock will delivered as Matrix Merger Consideration, Matrix LP Exchange Consideration, and Matrix Operator Consideration; and (iii) all of the Series B Preferred Stock will be delivered and owned entirely by the Matrix Debt Holders.

The respective boards of directors of Royale and Matrix have determined that the Merger Agreement and all other related transactions are fair to, advisable and in the best interests of their respective stockholders, and have unanimously approved the Mergers, the Merger Agreement, and the related transactions.  The Merger Agreement and related transactions are subject to (i) the approval of Royale’s and Matrix’s respective shareholders at shareholders’ meetings to be called and held by Royale and Matrix, respectively; (ii) the approval of the Matrix LP Holders, the Matrix Operator Holders and the Matrix Debt Holders; (iii) the consent of the lenders under Matrix’s senior secured indebtedness to the transactions contemplated by the Merger Agreement or, alternatively, the refinancing of such indebtedness; and (iv) other customary closing conditions, including the filing and effectiveness of a registration statement on Form S-4 with the Securities and Exchange Commission (the “SEC”).  The Merger Agreement also contains certain termination rights for both Royale and Matrix, including, among other things, if the Mergers are not consummated on or before March 31, 2017.

Royale and Matrix have made customary representations and warranties in the Merger Agreement and agreed to certain customary covenants, including covenants (i) regarding operation of their respective business prior to the consummation of the Mergers; and (ii) prohibiting Royale and Matrix from soliciting, or providing information or entering into discussions regarding proposals relating to alternative business combination transactions.

In addition, Royale has agreed to cause Parent to file an application for listing (or re-listing, as applicable) the Parent Common Stock to be issued in connection with the Mergers on NASDAQ or another national securities exchange within thirty days following the initial filing of a registration statement on Form S-4 with the SEC and to use reasonable best efforts to obtain approval of such listing, provided that such approval is not a condition to closing the Mergers or other transactions under the Merger Agreement.  The Royale Common Stock was previously listed on NASDAQ from 1994 until it was delisted in January 2016, and it currently trades on the OTC QB (Symbol:  ROYL).  There is no assurance that any listing application will be approved by NASDAQ or another national securities exchange.

Under the Merger Agreement and at the closing of the Mergers, the initial board of directors of Parent will be comprised of eight (8) members. The members of the board of directors will be Jonathan Gregory, Harry Hosmer, Johnny Jordan, Jon Clarkson, Rod Eson, Gabriel L. Ellisor, Ronald Buck, and Ronald Verdier.  Harry Hosmer will serve as chairman of the board of directors until the first annual meeting of shareholders following the closing of the Mergers.  The initial officers of Parent shall include Jonathan Gregory, as Chief Executive Officer, Johnny Jordan, as President and Chief Operating Officer, and Stephen M. Hosmer, as Chief Financial Officer.

The Merger Agreement contains certain termination rights for both the Company and Matrix, including, among other things, if the Merger is not consummated on or before March 31, 2017.

The Merger Agreement contains representations and warranties by Royale, Parent, Royale Merger Sub and Matrix Merger Sub, on the one hand, and by Matrix, on the other hand, made solely for the benefit of the other. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules that the parties have exchanged in connection with signing the Merger Agreement. The disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to shareholders, or may have been used for the purpose of allocating risk between Royale, on the one hand, and Matrix, on the other hand. Accordingly, the representations and warranties and other disclosures in the Merger Agreement should not be relied on by any persons as characterizations of the actual state of facts about Royale or Matrix at the time they were made or otherwise.

The Merger Agreement, which includes copies of the Exchange Agreements as exhibits thereto, is included as Exhibit 2.1 hereto and is incorporated herein by reference.  The foregoing description of these agreements does not purport to be complete and is qualified in its entirely by reference to such agreement.

Forward-Looking Statements

This current report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 as amended and Section 21E of the Securities and Exchange Act of 1934 as amended. Statements that are not strictly historical statements constitute forward-looking statements and may often, but not always, be identified by the use of such words such as “expects,” “believes,” “intends,” “anticipates,” “plans,” “estimates,” “potential,” “possible,” or “probable” or statements that certain actions, events or results “may,” “will,” “should,” or “could” be taken, occur or be achieved. The forward-looking statements include statements about future operations, estimates of reserve and production volumes and the anticipated timing for closing the proposed merger. Forward-looking statements are based on current expectations and assumptions and analyses made by Royale and Matrix in light of experience and perception of historical trends, current conditions and expected future developments, as well as other factors appropriate under the circumstances. However, whether actual results and developments will conform with expectations is subject to a number of risks and uncertainties, including but not limited to:  the possibility that the companies may be unable to obtain stockholder or limited partner approval or satisfy the other conditions to closing; the possibility that the companies may be unable to obtain the consent of Matrix’s senior secured lender; that problems may arise in the integration of the businesses of the two companies; that the acquisition may involve unexpected costs; the risks of the oil and gas industry (for example, operational risks in exploring for, developing and producing crude oil and natural gas); risks and uncertainties involving geology of oil and gas deposits; the uncertainty of reserve estimates; revisions to reserve estimates as a result of changes in commodity prices; the uncertainty of estimates and projections relating to future production, costs and expenses; potential delays or changes in plans with respect to exploration or development projects or capital expenditures; health, safety and environmental risks and risks related to weather; further declines in oil and gas prices; inability of management to execute its plans to meet its goals, shortages of drilling equipment, oil field personnel and services, unavailability of gathering systems, pipelines and processing facilities and the possibility that government policies may change. Royale’s annual report on Form 10-K for the year ended December 31, 2015, recent current reports on Form 8-K, and other SEC filings discuss some of the important risk factors identified that may affect its business, results of operations, and financial condition. Royale and Matrix undertake no obligation to revise or update publicly any forward-looking statements, except as required by law.

Additional Information about the Transaction

In connection with the proposed transaction, Royale intends to file with the SEC a registration statement on Form S-4 that will include a proxy statement of Royale that also constitutes a prospectus of Royale relating to (i) the Parent Common Stock to be issued in connection with the Mergers, the LP Exchanges, the Matrix Operator Exchange, upon the conversion of any Series B Preferred Stock, or the exercise of any outstanding warrants and options that become exercisable upon the effectiveness of the Mergers, and (ii) the Series B Preferred Stock to be issued in connection with the Debt Exchange. The proxy statement/prospectus will include important information about Royale, Matrix, the Matrix LPs and Matrix Operator. Royale also plans to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ROYALE, MATRIX AND THE PROPOSED TRANSACTION. Investors and security holders may obtain these documents when available free of charge at the SEC’s website at www.sec.gov .  In addition, the documents filed with the SEC by Royale can be obtained free of charge from Royale’s website at www.royl.com .

Participants in Solicitation

Royale and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the shareholders of Royale in respect of the proposed transaction.  Information regarding Royale’s directors and executive officers is available in its annual report on Form 10-K for the year ended December 31, 2015, which was filed with the SEC on March 15, 2016, and its proxy statement for its 2015 annual meeting of shareholders, which was filed with the SEC on April 22, 2015. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Item 9.01.                      Financial Statements and Exhibits.

(d)            Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description
2.1
Agreement and Plan of Merger and Reorganization dated as of November 30, 2016, by and among Royale Energy, Inc., Royale Energy Holdings, Inc., Royale Merger Sub, Inc., Matrix Merger Sub, Inc. and Matrix Oil Management Corporation.

10.1
Debt Exchange Agreement to be entered upon consummation of the Mergers by and among Royale Energy Holdings Inc., Royale Energy Inc. and the Holders of Certain Subordinated Promissory Notes issued between June 6, 2016 and August 22, 2016 by Matrix Oil Management Corporation.

10.2	Form of Certificate of Designation of Series B 3.5% Preferred Stock to be entered upon consummation of the Mergers
10.3	Agreement and Plan of Exchange to be entered upon consummation of the Mergers by and among Royale Energy Holdings, Inc. and the Partners of Matrix Investments L.P.
10.4	Agreement and Plan of Exchange to be entered upon consummation of the Mergers by and among Royale Energy Holdings, Inc. and the Partners of Matrix Las Cienegas Limited Partnership.
10.5	Agreement and Plan of Exchange to be entered upon consummation of the Mergers by and among Royale Energy Holdings, Inc. and the Partners of Matrix Permian Investments LP.
10.6	Agreement and Plan of Exchange to be entered upon consummation of the Mergers by and among Royale Energy Holdings, Inc. and the Shareholders of Matrix Oil Corporation.
10.7	Section 351 Plan Agreement to be entered upon consummation of the Mergers

SIGNATURE

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYALE ENERGY, INC.

Date: December 1, 2016	By:	/s/ Jonathan Gregory
	Name:	Jonathan Gregory
	Title:	Chief Executive Officer